Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amendment on Form 10-K/A to the Annual Report of Argan, Inc., a Delaware corporation (the “Company”), on Form 10-K for the year ended January 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Arthur F. Trudel, Senior Vice President and Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Arthur F. Trudel
Arthur F. Trudel
Senior Vice President and Chief Financial Officer

Date: September 18, 2014